SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2002 (July 24, 2002)

BrainWorks Ventures, Inc.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation or organization	0-06334 (Commission File Number)	87-0281240 (I.R.S. Employer Identification No.)

101 Marietta Street, Suite 3450, Atlanta, GA 30303
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (404) 524-1667

SIGNATURES
EXHIBIT INDEX
Letter from Eisner LLP dated July 25, 2002.

ITEM 4.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

     On July 24, 2002, BrainWorks Ventures, Inc., a Nevada corporation (the “Company”), dismissed Eisner LLP as the Company’s independent accountants.

     The Company’s decision to change accountants was approved by the Company’s Board of Directors. The reports of Eisner LLP on the Company’s financial statements for the two most recent fiscal years contained no adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company’s financial statements for the past two fiscal years and through July 24, 2002, there were no disagreements with Eisner LLP on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Eisner LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years.

     The Company requested Eisner LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Eisner LLP agrees with the above statements. A copy of such letter, dated July 25, 2002, is filed as Exhibit 16.1 to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

     Exhibit 16.1  Letter from Eisner LLP dated July 25, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAINWORKS VENTURES, INC.

Date: July 29, 2002	By:

/s/ Donald Ratajczak

Donald Ratajczak Chief Executive Officer

EXHIBIT INDEX

     16.1   Letter from Eisner LLP dated July 25, 2002.